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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Life Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIFE FINANCIAL CORPORATION
10540 Magnolia Avenue, Suite B
Riverside, California 92505
(909) 637-4000

    May 11, 2001

Fellow Stockholders:

    On behalf of the Board of Directors and management of Life Financial Corporation, you are cordially invited to attend the Annual Meeting of Stockholders of Life Financial Corporation. The meeting will be held on June 7, 2001, at 9:00 a.m., Pacific Time, at the Arrowhead Country Club, 3433 Parkside Drive, San Bernardino, California.

    An important aspect of the meeting is the stockholder vote on corporate business items. The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Life Financial Corporation will be present at the Annual Meeting to respond to any questions that you may have regarding the business to be transacted.

    The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" the director nominees specified under Proposal 1, "FOR" the amendment of the Certificate of Incorporation to effect a reverse stock split as specified under Proposal 2, and "FOR" the appointment of Grant Thornton LLP as the independent auditors of the Company for 2001 under Proposal 3.

    We encourage you to attend the meeting in person if it is convenient for you to do so. If you are unable to attend, it is important that you promptly sign, date, and return the enclosed proxy card in the enclosed envelope. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the transaction of business.

    On behalf of the Board of Directors and all of the employees of Life Financial Corporation, we thank you for your continued support.

Best Regards,

/s/ Steven R. Gardner

Steven R. Gardner
 President, Chief Executive Officer and
Chief Operating Officer

LIFE FINANCIAL CORPORATION
10540 Magnolia Avenue
Riverside, California 92505
(909) 637-4000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 7, 2001

    NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of stockholders (the "Annual Meeting") of Life Financial Corporation (the "Company") will be held on June 7, 2001, at 9:00 a.m., Pacific Time, at the Arrowhead Country Club, 3433 Parkside Drive, San Bernardino, California.

    The purpose of the Annual Meeting is to consider and vote upon the following matters:

  1.
  The election of three directors for a term of three years or until their successors are elected and qualified;

  2.
  The approval of an amendment of the Company's Certificate of Incorporation to effect a reverse stock split whereby the Company would issue one new share of Common Stock in exchange for not less than two nor more than seven shares of outstanding Common Stock;

  3.
  The ratification of the appointment of Grant Thornton LLP as the independent auditors for 2001; and

  4.
  Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

    The Board of Directors has established May 1, 2001, as the record date for determining stockholders entitled to receive notice of, to attend and to vote at, the Annual Meeting or any postponement or adjournments thereof. Only record holders of Common Stock of the Company at the close of business on such record date will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof.

    In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Company may adjourn the Annual Meeting in order to permit further solicitation of proxies. A list of stockholders entitled to vote at the Annual Meeting will be available at the administrative offices of the Company, 10540 Magnolia Avenue, Riverside, California 92505, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                      By Order of the Board of Directors

                      /s/ Roy L. Painter

                      Roy L. Painter
                       Corporate Secretary
                      Senior Vice President/Chief Financial Officer

Riverside, California
May 11, 2001

LIFE FINANCIAL CORPORATION

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
June 7, 2001

Solicitation and Voting of Proxies

    This Proxy Statement is being furnished to stockholders of Life Financial Corporation (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the Annual Meeting of stockholders (the "Annual Meeting"), and all postponements or adjournments of the meeting. The meeting will be held on June 7, 2001 at 9:00 a.m., Pacific Time, at the Arrowhead Country Club, 3433 Parkside Drive, San Bernardino, California. The 2000 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 2000, accompanies this Proxy Statement, which is first being mailed to record-holders on or about May 11, 2001.

    Regardless of the number of shares of Common Stock owned, it is important that record-holders of a majority of the shares be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted FOR the election of the nominees for director named in this proxy statement, FOR the amendment of the Company's Certificate of Incorporation to effect a reverse stock split, and FOR the ratification of the appointment of Grant Thornton LLP as independent auditors of the Company for the fiscal year ended December 31, 2001.

    Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

    A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record-holder to vote personally at the Annual Meeting.

    The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Mellon Investor Services, a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $5,500, plus out-of-pocket expenses. Directors, officers and other employees of the Company and its subsidiary, Life Bank (the "Bank") may also solicit proxies personally or by telephone, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

    The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

    The Board of Directors has fixed the close of business on May 1, 2001 as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 6,668,436 shares.

    As provided in the Company's Certificate of Incorporation, record-holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

    The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

    As to the election of the directors set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors or to "WITHHOLD" authority to vote for the nominees being proposed. Under Delaware law and the Company's bylaws, directors will be elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

    As to the approval of Proposal 2, Proposal 3, and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the proposal; (ii) vote "AGAINST" the proposal; or (iii) "ABSTAIN" with respect to the proposal. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

    Proxies solicited hereby will be returned to the Company's transfer agent, Mellon Investor Services, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be directors of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

Security Ownership of Certain Beneficial Owners

    The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on March 1, 2001 or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of March 1, 2001.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Common Stock	San Bernardino County Safety Employees' Association 555 North E Street San Bernardino, CA 92401	735,700	(2)	[11.03	%]
Common Stock	Dimensional Fund Advisors 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	634,500	(3)	[9.52	%]
Common Stock	Vaughn S. Bryan, Jr. 1900 Country Club Drive Redlands, CA 92373	443,000	(4)	[6.6	%]

(1)
As of March 1, 2001, there were 6,668,436 shares of Common Stock outstanding.

(2)
As disclosed on a Schedule 13G filed on March 1, 2001.

(3)
As disclosed on a Schedule 13G filed on February 2, 2001.

(4)
As disclosed on a Schedule 13G filed on May 5, 2000.

Interest of Certain Persons in Matters to be Acted Upon

    The Nominating Committee of the Board of Directors unanimously nominated all persons standing for election as director. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

4

PROPOSALS TO BE VOTED ON AT THE MEETING

PROPOSAL 1.
ELECTION OF DIRECTORS

    The Board of Directors of the Company currently consists of five (5) directors and is divided into three classes. Each of the five members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

    The nominees proposed for election at this Annual Meeting are Milton Johnson, Kent G. Snyder, and Edgar Keller.

    In the event that any of the nominees is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that the persons named will be unable or unwilling to serve. Unless authority to vote for the nominees is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of the nominees proposed by the Board of Directors. In accordance with the Bylaws of the Company, the election of a director requires the approval of a plurality of the outstanding shares of Common Stock.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees and Continuing Directors

    The following table sets forth, as of March 1, 2001 the names of the nominees, continuing directors and named executive officers (as defined herein) of the Company as well as their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each director became a director of the Company (or prior to the formation of the Company, the Bank), the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and named executive officer and all directors and executive officers as a group as of March 1, 2001.

Name and Principal Occupation at Present and for Past Five Years	Age	Director Since(1)	Expiration of Term/Proposed Term as Director	Shares of Common Stock Beneficially Owned(2)(3)	Percent of Class(4)
NOMINEES
Milton E. Johnson Mr. Johnson has been the President of Home Lumber Company, a building materials supplier, since 1960. He has been a partner in Central Nevada Hay Company since 1987.	63	1983	2004	114,526	1.72%
Kent G. Snyder Mr. Snyder is a practicing attorney specializing in complex real estate investment and development law as well as corporate law for the past 34 years.	64	2000	2003	10,000	*

Edgar C. Keller Mr. Keller was appointed to fill a vacancy on the Company's Board of Directors in February 1999. He has been a Director of the Bank since 1983. He has been a self-employed attorney, retiring from private practice in 1996.	80	1983	2004	57,522		*
CONTINUING DIRECTORS
Ronald G. Skipper Chairman of the Board of the Company. Mr. Skipper is a self-employed attorney and has been practicing law for 32 years.	59	1983	2002	293,432		4.4%
NAMED EXECUTIVE OFFICERS
Steven R. Gardner President, Chief Executive Officer and Chief Operating Officer of the Company and the Bank since 2000. Prior to joining the Company and the Bank in February 2000, Mr. Gardner was Senior Vice President of Lending at Hawthorne Savings.	40		—	29,000		*
Roy L. Painter Senior Vice President, Chief Financial Officer and Corporate Secretary of the Company and the Bank since 2000. Prior to joining the Company and the Bank in July 2000, Mr. Painter was the Chief Financial Officer of First Fidelity Thrift and Loan	55		—	4,000		*
Stock Ownership of all Directors and Executive Officers as a Group (8 persons)	—	—	—	[805,454	]	[12.1	%]

*
Does not exceed 1.0% of the Company's outstanding securities.

(1)
Includes years of service as a Director of Life Bank.

(2)
Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).

(3)
Does not include any shares issuable pursuant to outstanding options, none of which were available for exercise until November 21, 1999.

(4)
As of March 1, 2001, there were 6,668,436 shares of Common Stock outstanding.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that each of the officers, directors and greater than ten percent stockholders has complied with all filing requirements that are applicable to them during the past fiscal year.

Board of Directors Meetings, Board Committees, and Compensation of Directors

    The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company meets monthly and may have additional special meetings upon the request of the Chairman of the Board. During the year ended December 31, 2000, the Board of Directors of the Company held 19 meetings. Each of the directors of the Company attended at least 90% of the total number of the Company's Board meetings held and committee meetings on which such directors served during 2000. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

    Audit Committee.  The Audit Committee of the Company consists of Messrs. Goddard, Johnson, and Keller. The Audit Committee is responsible for selecting and communicating with the independent auditors, reporting to the Board on the general financial condition of the Company and the results of the annual audit, and is responsible for ensuring that the Company's activities are being conducted in accordance with applicable laws and regulations. The Audit Committee and the auditor of the Company met eleven times during 2000.

Life Financial Corporation Report of the Audit Committee

    The Audit Committee adopted a charter in December 2000, and it is included in this proxy statement as Appendix A.

    The Audit committee consists of three directors, all of whom are independent directors for the purposes of the National Association of Securities Dealers' (NASD) listing standards. Consistent with the NASD's independent director and audit committee listing standards, as amended on December 14, 1999, a director will not be considered "independent" if, among other things, he or she has:

  •
  Been employed by the corporation or its affiliates in the current or past three years;

  •
  Accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

  •
  An immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;

  •
  Been a partner, controlling stockholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

  •
  Been employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

    The Audit committee has reviewed and discussed the audited financial statements for fiscal year 2000 with management and with the independent auditors. Specifically, the Audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other things:

  •
  Methods used to account for significant unusual transactions;

  •
  The effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

  •
  The process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and

  •
  Disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

    The Audit committee has received the written disclosures and the letter from the Company's independent accountants, Grant Thornton, LLP, required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. Additionally, the Audit Committee has discussed with Grant Thornton the issue of its independence from the Company. Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on form 10-K for the fiscal year ended December 31, 2000.

Signed on Behalf of the Audit Committee
By John Goddard, Chairman

    Nominating Committee.  The Board of Directors acted as Nominating Committee for the 2001 Annual Meeting. The Board of Directors considered and recommended the nominees for director to stand for election at the Company's Annual Meeting of stockholders. The Company's Certificate of Incorporation and Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee, which is required to be disclosed by the Company's Bylaws and by the Exchange Act.

    Personnel/Compensation Committee.  The Personnel/Compensation Committee of the Company consists of the entire board. The committee meets to establish compensation and benefits for the executive officers and to review the incentive compensation programs when necessary. The committee is also responsible for all matters regarding compensation and benefits, hiring, termination and affirmative action issues for other officers and employees of the Company and the Bank. The Board serving as the Compensation Committee reviewed the 2001-2003 Incentive Compensation Plan during the December Board meeting and approved the Plan at the January 2001 Board meeting. The Board reviewed and approved changes in the Executive Officers Compensation Plan in 2000.

Directors' Compensation

    Directors' Fees.  Currently, all outside directors of the Company receive a monthly retainer of $450. Outside directors of the Bank receive a monthly retainer of $2,000 for serving on the Bank's Board of Directors, while the Chairman of the Board of the Bank receives a monthly retainer of $2,500.

    Option Plan.  The Company maintains the 2000 Incentive Plan, effective as of the Effective Date of June 14, 2000.

Executive Compensation

    The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Report on Executive Compensation.

    Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company or the Bank. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Board of Directors of the Company, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

    The Board of Directors of the Company and The Bank have established a joint Compensation Committee (the "Compensation Committee") comprised of the entire board. The Compensation Committee has oversight responsibility for the Bank's compensation policies, which govern the total compensation program for the executive officers of the Company and the Bank. The Compensation Committee of the Company also administers the Company's stock option plans.

    The Bank's compensation programs are designed to provide the Bank's employees, including the Bank's executive officers, with competitive annual salaries, benefits and the potential to earn cash bonuses based upon period measurable performance. In addition, key employees, including executive officers, have the potential to receive one or more grants of stock options under the Company's Stock Incentive Plan. The Compensation Committee believes that the combination of programs provides reasonable incentives to the Bank's executive officers to meet or exceed the Bank's annual or multi-year financial and operational goals, and reasonably aligns the interests of such officers with those of the Company's stockholders.

    Executive Compensation.  Base salaries for the executive officers are established by the Committee based on the recommendations of management which consider, and apply subjectively as appropriate, individual performance and achievement, areas of responsibility, position, the extent to which the officers' skills are in demand and internal and external comparability.

    All staff members were eligible to receive incentives under the terms of the Company's 2001-2003 Compensation Plan (the "Compensation Plan"). See "—Compensation Plan."

    For fiscal year 2001, the Company's and the Bank's executive officers are eligible to receive bonuses based on Company performance. One executive is eligible for specific bonuses based on performance criteria described in the Compensation Plan.

    The Committees believe that it is important for key employees to have long-term incentives through an equity interest in the Company. Accordingly, the Bank, and the Company, have granted, and will continue to grant, key employees stock options pursuant to the Option Plan. The Compensation Committee of the Company grants options upon the recommendations of management. As of February 15, 2000, the Company's and the Bank's chief executive officer had contingent option rights to acquire 100,000 shares of the Company's Common Stock (see "Employment Agreement").

    2001-2003 Compensation Plan.  In January 2001, the Bank adopted the 2001-2003 Compensation Plan for employees of the Bank, except for commissioned employees, which provides for performance-based cash bonuses based on individual performance and the Bank's performance. For fiscal year 2000, compensation incentives were paid pursuant to the Compensation Plan.

    Executive Compensation—Chief Executive Officer.  The Company and the Bank hired Mr. Gardner in February 2000. Mr. Gardner was promoted to CEO in August 2000. The CEO's base salary is $200,000 per annum. Additionally, the directors pursuant to the Life Financial Corporation 2000 Stock Incentive Plan, granted stock options to purchase 100,000 shares of Common Stock to Mr. Gardner at an option price of $3.62 per share. Details related to the CEO's compensation package are fully described in the "Employment Agreements" section of this Proxy Statement.

    The CEO has entered into employment agreements with the Company and the Bank that specify his base salary, option grants, cash bonuses and the financial measures required to achieve such bonuses. In addition, the CEO and another executive officer also participate in other benefit plans available to all employees, including the 401(k) Plan.

Compensation Committee of the Company

Ronald Skipper	Milton E. Johnson	John D. Goddard	Edgar Keller	Kent Snyder

Personnel/Compensation Committee of the Bank

Ronald Skipper	Milton E. Johnson	John D. Goddard	Edgar C. Keller

Kent G. Snyder	William C. Buster	Steven R. Gardner

    Stock Performance Graph.  The following graph shows a comparison of cumulative total stockholder return on the Company's Common Stock based on the market price of the Common Stock with the cumulative total return of U.S. companies on the NASDAQ Stock Market Index and NASDAQ Financial Stocks Index for the period beginning on June 25, 1997, the day the Company's Common Stock began trading, through December 29, 2000. The data used to prepare the graph was provided by Carl Thompson and Associates. The graph was derived from a limited period of time, and reflects the market's reaction to the initial public offering of the Common Stock, its proposed acquisition by First Plus of Dallas, Texas and, as a result, may not be indicative of possible future performance of the Company's Common Stock.

Life Financial Corporation
Total Return Performance

Comparative Total Returns
Life Financial Corporation, Nasdaq Stock Market (US Companies) Index
and Nasdaq Financial Stocks Index
(Quarterly Performance Results Through 12/29/00)

Source:  Carl Thompson Associates www.ctaonline.com (800) 959-9677. Data from BRIDGE Information Systems, Inc.

    Summary Compensation Table.  The following table shows, for the years ended December 31, 2000, 1999, and 1998, the cash compensation paid by the Company and the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and the other executive officers of the Company who received compensation in excess of $100,000 ("Named Executive Officers").

Long Term Compensation Awards
		Annual Compensation(1)						Payouts
Securities Underlying Options/ SARs(#)(4)
Name and Principal Position	Year	Salary($)		Bonus($)	Other Annual Compensation ($)(2)	Restricted Stock Awards ($)(3)		LTIP Payouts ($)(5)	All Other Compensation ($)(6)
Steven R. Gardner President, Chief Executive Officer and Chief Operating Officer	2000 1999 1998		$175,769 — —	— — —	$6,102 — —	— — —	100,000 — —	— — —	$2,625 — —
Roy L. Painter Sr. Vice President, Chief Financial Officer and Corporate Secretary	2000 1999 1998		$59,695 — —	— — —	$3,095 — —	— — —	50,000 — —	— — —	$2,625 — —
Robert K. Riley Former President/CEO	2000 1998 1998	$ $	255,000 203,544 —	— — —	$8,460 — —	— — —	— — —	— — —	$2,625 — —
Joel M. Shook Vice President, Secondary Marketing	2000 1999 1998	$ $	175,000 73,579 —	— — —	$7,935 — —	— — —	60,000 — —	— — —	$2,625 — —
W. Todd Peterson Former Executive Vice President and Chief Financial Officer	2000 1999 1998	$ $	67,764 117,635 —	— — —	$2,750 — —	— — —	— — —	— — —	— — —

(1)
Under Annual Compensation, the column titled "Salary" includes amounts deferred by the Named Executive Officer pursuant to the Bank's 401(k) Plan, as hereinafter defined.

(2)
There were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the last year, (b) payments of above-market preferential earnings on deferred compensation, (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation, (d) tax payment reimbursements, or (e) preferential discounts on stock.

(3)
For 2000, 1999, and 1998, the Company and the Bank had no restricted stock plans in existence.

(4)
Shares subject to options granted under the Option Plan. See "Option Plan."

(5)
For 2000, 1999, and 1998, there were no awards under any long-term incentive plan.

(6)
Includes employer contributions to the Bank's 401(k) Plan.

Employment Agreement

    The Company and the Bank have entered into employment agreements with Mr. Gardner ("Employment Agreements"). The Company and Bank Employment Agreements for Mr. Gardner provide for a three-year term. The Employment Agreements provide that, commencing on the first anniversary date (February 15, 2001) and continuing each anniversary date thereafter, the Board of Directors may extend the Employment Agreements for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of Mr. Gardner. The Employment Agreements provide that Mr. Gardner's salary will be reviewed annually. The Bank Employment Agreement provides that Mr. Gardner will receive a Base Salary of $200,000 per year. In addition to Mr. Gardner's base salary, the Company Employment Agreement provides for a base grant of stock options, pursuant to the Life

Financial Corporation 2000 Stock Incentive Plan, to purchase 100,000 shares of Common Stock of the Company. The Employment Agreements provide for termination by the Company and the Bank for cause at any time as defined in the Employment Agreements. In the event the Company or the Bank chooses to terminate Mr. Gardner for reasons other than cause or as a result of a change in control of the Company or the Bank, Mr. Gardner would be entitled to a severance payment equal to one-times his current base salary plus any bonus received in the previous year, all stock option grants would immediately vest and life, medical, dental and disability coverage substantially equivalent to the coverage maintained prior to the termination of Mr. Gardner would be provided for a period of one year.

    On January 5, 2001, based on Mr. Gardner's promotion in August 2000 to President/Chief Executive Officer and continuing to perform the duties of Chief Operating Officer, the Board of Directors of the Company and the Bank executed Amendments to Mr. Gardner's Employment Agreements (the "Amendments") whereby the Board (i) increased Mr. Gardner's base salary from $200,000 to $300,000, (ii) caused the Company to guarantee Mr. Gardner's base salary, (iii) awarded Mr. Gardner a $150,000 bonus/incentive for fiscal 2000, (iv) increased Mr. Gardner's severance payment to two-times his then current base salary plus any bonus received the previous year, and (v) granted Mr. Gardner an additional stock option to purchase an additional 100,000 shares of common stock at an option price of $.69 per share. Pursuant to 12 U.S.C. 1831o(f)(4), however, since the Bank is undercapitalized as defined therein, the Company and the Bank are restricted from increasing Mr. Gardner's compensation by effectuating the Amendments without the prior written approval of the Office of Thrift Supervision ("OTS"). The Bank cannot obtain OTS approval until it has submitted a capital restoration plan which must first be separately approved by the OTS. The OTS has rejected the capital restoration plan submitted by the Bank on November 30, 2000. The Bank intends to obtain OTS' approval of Mr. Gardner's increase in compensation, retroactive to January 5, 2001, upon the Bank becoming well capitalized under the PCA guidelines. The Bank is currently accruing the $150,000 bonus awarded to Mr. Gardner as well as the amount of the proposed net increase in Mr. Gardner's compensation.

    Option Plan.  The Company maintains the 2000 Stock Option Plan, under which all employees of the Company are eligible to receive options to purchase Common Stock. The Plan provides discretionary awards to officers and key employees as determined by a committee of non-employee directors. The following table lists all grants of options under the 2000 Stock Option Plan to the Named Executive Officers for fiscal 2000 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.

    The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 2000. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock. No stock appreciation rights were granted to Named Executive Officers during the year ended December 31, 2000.

	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End(*)
		Value of Unexercised In-the-Money Option/SARs at Fiscal Year End($)
Name
	Exercisable/Unexercisable	Exercisable/Unexercisable(1)
Steven R. Gardner(2)	100,000	0
Roy L. Painter(3)	50,000	0

(1)
Based on market value of the underlying stock at the fiscal year end, minus the exercise price. The market price on December 31, 2000 was $0.6875.

(2)
An additional 100,000 in options were granted in January 2001 at an option price of $.6875 per share. Consummation of this grant is subject to OTS approval which cannot be given so long as the Bank remains undercapitalized pursuant to applicable statutes and regulations.

(3)
An additional 25,000 in options were granted in January 2001 at an option price of $.6875 per share. Consummation of this grant is subject to OTS approval which cannot be given so long as the Bank remains undercapitalized pursuant to applicable statutes and regulations.

Transactions With Certain Related Persons

    The Financial Institutions Reform, Recovery and Enforcement Act ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

    The Bank's current policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectability or present other unfavorable features.

    It is the policy of the Company that all transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and are required to be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

PROPOSAL 2.
REVERSE STOCK SPLIT

    On March 22, 2001, the Board of Directors of the Company unanimously approved a proposal to amend the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") to effect a reverse stock split (the "Reverse Stock Split") of the Company's Common Stock (of which 6,668,436 shares were issued and outstanding as of the close of business on the Record Date), whereby the Company would issue one new share of Common Stock in exchange for not less than two nor more than seven shares of outstanding Common Stock. The Board of Directors has declared the amendment to the Certificate of Incorporation to be generally advisable and has recommended that the amendment be presented to the stockholders of the Company for approval.

    Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. If approved by the stockholders of the Company as provided herein, the Reverse Stock Split may be effected by an amendment to the Certificate of Incorporation in substantially the form attached to this Proxy Statement as Appendix B (the "Reverse Stock Split Amendment") and may become effective upon the filing of the Reverse Stock Split Amendment with the Secretary of State of Delaware (the "Effective Date").

    The following discussion is qualified in its entirety by the full text of the Reverse Stock Split Amendment, which is hereby incorporated by reference herein.

    On the Effective Date, the Reverse Stock Split will result in the automatic conversion of not less than two nor more than seven (as determined by the Board of Directors in the manner described herein) of issued and outstanding Common Stock into one share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split, but instead, the Company will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest on the Effective Date.

    The Reverse Stock Split will be effected only upon a determination by the Board that the Reverse Stock Split is in the best interest of the Company and its stockholders at that time. Notwithstanding approval of the Reverse Stock Split by the stockholders of the Company, the Board may, in its sole discretion, determine not to effect the Reverse Stock Split or to delay such action based on the then-current trading price of the Common Stock or certain other factors described herein or otherwise considered material by the Board. Assuming the Board of Directors determines to proceed with the Reverse Stock Split, the Board of Directors will further determine the appropriate number of outstanding shares of Common Stock (the "Reverse Split Number") to be exchanged for a single share of Common Stock that the Board of Directors determines to be in the best interests of the Company and its stockholders at that time. The Reverse Split Number will be from two to seven, inclusive. See "Effect of the Reverse Stock Split Proposal."

    Dissenting stockholders have no appraisal rights under Delaware law, the Company's Certificate of Incorporation or the Company's Restated By-laws in connection with the approval of the Reverse Stock Split Amendment and the consummation of the Reverse Stock Split.

Reasons For The Reverse Stock Split Proposal

    The primary purpose of the Reverse Stock Split is to combine the outstanding shares of Common Stock so that the Common Stock outstanding after giving effect to the Reverse Stock Split trades at a higher price per share than the Common Stock outstanding before giving effect to the Reverse Stock Split. The Company believes that this higher trading price will aid the Company in regaining eligibility for listing on the Nasdaq National Market.

    The Company's Common Stock must maintain a minimum closing bid price of $1.00 per share for continued listing on the Nasdaq National Market. On January 5, 2001, the staff (the "staff") of the Nasdaq Stock Market, Inc. ("Nasdaq") notified the Company that its common stock failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive trading days as required by The Nasdaq National Market. Therefore, the Company was provided 90 calendar days, or until April 5, 2001, to regain compliance. On April 6, 2001, staff notified the Company that it did not demonstrate its ability to sustain compliance within the 90-day grace period. Accordingly, the Company's securities will be delisted from The Nasdaq National Market at the opening of business on April 16, 2001. The Company intends to appeal Nasdaq's determination to the Nasdaq Listing Qualifications Panel. The appeal will stay the delisting of the Company's securities pending the Panel's decision. The Company intends to achieve compliance with the minimum bid price requirement, by implementing a Reverse Stock Split. The Company believes, but cannot assure, that a Reverse Stock Split, in conjunction with its other business measures, will enable the Common Stock to sustain trading above the $1.00 minimum bid price for the foreseeable future.

    Though the Board of Directors may consider a variety of factors when it determines the Reverse Split Number, if any, it is anticipated that the principal focus of the Board's inquiry will be on the then current state of the market, generally, the market for the Company's Common Stock, and which Reverse Split Number would be most likely to contribute to the preservation of the Company's trading status on Nasdaq. In addition, the Board of Directors is evaluating strategic alternatives for achieving recapitalization of the Company, including, but not limited to raising capital through the issuance of debt securities, warrants and/or shares of preferred or common stock, likely in private placement transactions at prices below the then current market price.

    Also, on March 20, 2001, the Staff notified the Company that it had failed to maintain a minimum market value of public float ("MVPF") of $5,000,000 for a period of thirty consecutive days. The Staff again advised the Company that it would be given another period of ninety days within which to comply with the MVPF requirement for at least ten consecutive trading days in order to maintain its listing on the Nasdaq National Market. In the event that the Company cannot comply with the MVPF requirement for Nasdaq National Market listing, the Company believes that it will qualify for listing on Nasdaq SmallCap Market provided that it complies with the $1.00 minimum bid price requirement for continued listing on the Nasdaq SmallCap Market and a minimum MVPF of $1,000,000. See "Other Nasdaq Requirements."

    As discussed below, in the event that the Common Stock is delisted from the Nasdaq National Market, the Company may qualify for listing on the Nasdaq SmallCap Market. See "Other Nasdaq Requirements." In such an event that it does not so qualify, sales of the Common Stock would likely be conducted only in the over-the-counter market or potentially in regional exchanges. This may have a negative impact on the liquidity and price of the Common Stock and investors may find it more difficult to purchase or dispose of, or to obtain accurate quotations as to the market value of, the Common Stock.

    For the above reasons, the Company believes that the Reverse Stock Split is in the best interests of the Company and its stockholders. There can be no assurance, however, that the Reverse Stock Split will have the desired consequences. Specifically, there can be no assurance that, after the Reverse Stock Split, the Nasdaq will permit its continued listing on either the National Market or the SmallCap Market, the market price of the Common Stock will not decrease to its pre-split levels or that the market capitalization of the Common Stock after the proposed Reverse Stock Split will be equal to the market capitalization before the proposed Reverse Stock Split.

Effect Of The Reverse Stock Split Proposal

    Although the Company expects to file the Reverse Stock Split Amendment with the Delaware Secretary of State's office promptly following approval of the Reverse Stock Split at the Meeting, the actual timing of such filing will be determined by the Board of Directors based upon its evaluation as to when and if such action is most advantageous to the Company and its stockholders. Assuming the Reverse Stock Split is adopted, the Board of Directors will also need to determine the Reverse Split Number. Further, notwithstanding approval the Reverse Stock Split by the stockholders of the Company, the Board of Directors may elect not to file the Reverse Stock Split Amendment at all.

    After the Effective Date of the Reverse Stock Split, each stockholder will own a reduced number of shares of Common Stock but will hold the same percentage of the outstanding shares (subject to adjustments for fractional interests resulting from the Reverse Stock Split) as such stockholder held prior to the Effective Date. The number of shares of Common Stock that may be purchased upon the exercise of outstanding options and other securities convertible into, or exercisable or exchangeable for, shares of Common Stock, and the per share exercise or conversion prices thereof, will be adjusted appropriately with respect to the Reverse Stock Split in accordance with their terms as of the Effective Date. The Company does not believe that the immediate impact of the Reverse Stock Split will be to reduce the number of beneficial or record stockholders.

    The Reverse Stock Split may also result in some stockholders owning "odd lots" of less than 100 shares of Common Stock received as a result of the Reverse Stock Split. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

    If adopted, the Reverse Stock Split Amendment will not affect the $0.01 par value of the Company's common stock; however, an amount equal to the difference between the aggregate par value of the shares prior to the Reverse Stock Split and the aggregate par value of the shares subsequent to the Reverse Stock Split will be transferred for financial accounting purposes from the Company's common stock account to the Company's additional paid-in capital account.

    Based on the 6,668,436 shares of Common Stock outstanding as of the Record Date, the approximate number of shares of Common Stock that would be outstanding as a result of the Reverse Stock Split, based on the following possible exchange ratio ranges using various Reverse Split Numbers is approximately:

    1:7 — 952,634

    1:6 — 1,111,406

    1:5 — 1,333,687

    1:4 — 1,667,109

    1:3 — 2,222,912

    1:2 — 3,334,218

    The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder's proportionate equity interest in the Company (except with respect to adjustments for fractional interests). None of the rights currently accruing to holders of the Common Stock or options to purchase Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of the Common Stock resulting from the Reverse Stock Split will entitle the holder thereof to one vote per share and will otherwise be identical to the outstanding Common Stock immediately prior to the Effective Date.

Exchange Of Stock Certificates; No Fractional Shares

    The combination and reclassification of shares of Common Stock pursuant to the Reverse Stock Split will occur automatically on the Effective Date without any action on the part of stockholders of the Company and without regard to the date on which certificates evidencing shares of Common Stock prior to the Reverse Stock Split are physically surrendered for new certificates. As of the Effective Date, no less than two nor more than seven shares of Common Stock will be converted and reclassified into one share of post-split Common Stock.

    For example, if the Reverse Split Number is 7, a holder of 140 shares immediately prior to the Effective Date would hold 20 shares after the Effective Date. Alternatively, if the Reverse Split Number is 2, a holder of 140 shares immediately prior to the Effective Date would hold 70 shares after the Effective Date. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split, but instead, the Company will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest on the Effective Date.

    As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of shares of Common Stock, to be used in forwarding such holder's stock certificates for surrender and exchange for certificates evidencing the number of shares of Common Stock such stockholder is entitled to receive as a consequence of the Reverse Stock Split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each stockholder should surrender the certificates evidencing shares of Common Stock prior to the Reverse Stock Split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates evidencing the whole number of shares of Common Stock that such stockholder holds as a result of the Reverse Stock Split. Stockholders will not be required to pay any transfer fee or other fee in connection with the exchange of certificates.

Stockholders Should Not Submit Their Stock Certificates For Exchange Until They Receive A Transmittal Form From The Company.

    As of the Effective Date, each certificate representing shares of Common Stock outstanding prior to the Effective Date will be deemed canceled and, for all corporate purposes, will be deemed only to evidence the right to receive the number of shares of Common Stock into which the shares of Common Stock evidenced by such certificate have been converted as a result of the Reverse Stock Split.

Other Nasdaq Requirements

    In addition to the $1.00 minimum bid price per share requirement described above, the continued listing of the Common Stock on the Nasdaq National Market is subject to the maintenance of the other quantitative and qualitative requirements established by Nasdaq. In particular, these Nasdaq National Market listing requirements require that a company currently included in the Nasdaq National Market meet each of the following standards to maintain its continued listing:

    Nasdaq National Market Listing Considerations:

  (1)
  Net tangible assets of $4,000,000;

  (2)
  a public float of 750,000 shares;

  (3)
  a market value of public float of $5,000,000;

  (4)
  a minimum bid price of $1 per share;

  (5)
  400 round lot stockholders;

  (6)
  two market makers; and

  (7)
  compliance with Nasdaq corporate governance rules.

    There can be no assurance that the Company will meet each of these requirements as of the first full trading day after the Effective Date or that other factors will not cause the Company to fail to meet such requirements.

    In the event that the Company is unable to satisfy the requirements for continued listing on the Nasdaq National Market or otherwise successfully appeal the Nasdaq's anticipated decision delisting its Common Stock, the Company may not be able to satisfy the requirements for listing on the Nasdaq SmallCap Market on an ongoing basis either before or after the Reverse Stock Split. The requirements for listing on the Nasdaq SmallCap Market are listed below:

    Nasdaq SmallCap Market Listing Considerations:

  (1)
  either:

  a.
  net tangible assets of $2,000,000,

  b.
  net income in two of the last three years of $500,000, or

  c.
  a market capitalization of $35,000,000;

  (2)
  a public float of 500,000 shares;

  (3)
  a market value of public float of $1,000,000;

  (4)
  a minimum bid price of $1.00 per share;

  (5)
  two market makers;

  (6)
  300 round lot stockholders; and

  (7)
  compliance with Nasdaq corporate governance rules.

    The Company believes that the Reverse Stock Split represents the Company's best opportunity to remain listed on Nasdaq.

Federal Income Tax Consequences

    The following discussion of the material federal income tax consequences of the Reverse Stock Split is based upon the Internal Revenue Code of 1986, as amended, Treasury regulations thereunder, judicial decisions and current administrative rulings and practices, all as in effect on the date hereof and all of which could be repealed, overruled or modified at any time, possibly with retroactive effect. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

    This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) that may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

Stockholders Are Urged To Consult Their Tax Advisers As To The Particular Tax Consequences To Them Of The Reverse Stock Split.

    Except as discussed below, no gain or loss should be recognized by a stockholder who receives only Common Stock in connection with the transactions contemplated by the Reverse Stock Split. The aggregate tax basis of the shares of Common Stock held by a stockholder following the Reverse Stock

Split will equal the stockholder's aggregate basis in the Common Stock held immediately prior to the Reverse Stock Split and generally will be allocated among the shares of Common Stock held following the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in shares of Common Stock combined in the Reverse Stock Split should consult their own tax advisors to determine their basis in the shares of Common Stock received in exchange therefore in the Reverse Stock Split. Shares of Common Stock received should have the same holding period as the Common Stock surrendered. The receipt of a cash payment in lieu of a fractional interest will result in recognition of gain or loss for federal income tax purposes.

    Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR approval of the Reverse Stock Split.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE REVERSE STOCK SPLIT.

    Assuming the Reverse Stock Split is approved by the stockholders, the Company's Board of Directors intends to select the Reverse Split Number for implementation of the Reverse Stock Split or to delay implementation of or entirely abandon the Reverse Stock Split which, in its discretion, it determines to be in the best interests of the Company and its stockholders.

PROPOSAL 3.
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Company's Board of Directors has re-appointed Grant Thornton LLP to continue as independent auditors for the Company and the Bank for the year ending December 31, 2001, subject to ratification of such appointment by the stockholders.

    Representatives of Grant Thornton LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

    Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR ratification of the appointment of Grant Thornton LLP as the independent auditors of the Company.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

ADDITIONAL INFORMATION

Stockholder Proposals

    To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than December 24, 2001. If such Annual Meeting is held on a date more than 30 calendar days from June 7, 2002 a stockholder proposal must be received by a reasonable time before the proxy solicitation for such Annual Meeting is made. Any such proposal will be subject to 17 C.F.R. § 240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at an Annual Meeting

    The bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the Annual Meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received. Unless notice that a stockholder intends to present a proposal at the Company's 2001 Annual Meeting of Stockholders was received by the Company on or before February 25, 2001, the Company will have discretionary authority to vote on any stockholder proposal presented at the meeting.

Other Matters Which May Properly Come Before the Meeting

    The Board of Directors knows of no business, which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

    Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record-holder to vote personally at the Annual Meeting.

                      By Order of the Board of Directors

                      /s/ Roy L. Painter

                      Roy L. Painter
                      Corporate Secretary
                      Senior Vice President

Riverside, California
May 11, 2001

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY
RETURN THE ACCOMPANYING PROXY CARD IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

LIFE FINANCIAL CORP.
AUDIT COMMITTEE CHARTER
Approved October 19, 2000

Table of Contents

1.	PURPOSE	2
2.	CHARTER REVIEW	2
3.	MEMBERSHIP	2
4.	RESPONSIBILITIES	2
4.	MEETINGS	3
5.	REPORTS	4

A–1

1.
PURPOSE

    The purpose of the Audit Committee established by this charter will be to oversee the corporate financial reporting process and the internal and external audits of Life Financial Corp. (the "Company"). The Audit Committee will undertake those specific duties, responsibilities and processes listed below, and such other duties as the Board of Directors (the "Board") from time to time may prescribe. In fulfilling this role, the Audit Committee will ensure that there is effective communication among the Board, management and external auditors, in matters relating to the Company and its operating subsidiaries. In this way, it will help the Board fulfill its oversight responsibility to the stockholders and the investment community relating to the Company's financial statements and financial reporting process.

2.
CHARTER REVIEW

    The Audit Committee will review and reassess the adequacy of this charter at least once a year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company's annual meeting of stockholders, but may be conducted at any time the Audit Committee desires to do so. In addition, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the "SEC"), the Audit Committee will cause the Company to publicly file this charter (as then constituted).

3.
MEMBERSHIP

    The Audit Committee will be comprised of at least three members of the Board. The members will be appointed by and serve at the pleasure of the Board. The members of the Audit Committee will not be officers or employees of the Company. Each member of the Audit Committee will be an "independent director," as defined by and to the extent required by the rules of the National Association of Securities Dealers, Inc. ("NASD").

    Each member of the Audit Committee also must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

4.
RESPONSIBILITIES

    The responsibilities of the Audit Committee include:

  •
  Recommending outside auditors for approval by the Board and, if necessary, the termination of the outside auditors presently engaged;
  •
  Reviewing the plan for the audit and related services at least annually;
  •
  Reviewing audit results and annual and interim financial statements and discussing the audited financial statements with both the Company's outside auditors and the Company's management prior to any public filing of those reports;
  •
  Reviewing any significant disputes between management and the outside auditors that arise in connection with the preparation of the audited financial statements;
  •
  Reviewing major issues regarding accounting principles and practices that could significantly impact the Company's financial statements;
  •
  Discussing with the Company's outside auditors the quality of accounting principles applied in the Company's financial statements and the other matters required by SAS 61 (including

A–2

    amendments or supplements), such as management judgments and accounting estimates that affect financial statements, significant new accounting policies and disagreements with management;

  •
  Ensuring the receipt of, and reviewing, a formal written statement from the Company's outside auditors delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard 1;
  •
  Reviewing and actively discussing with the Company's outside auditors the auditor's independence, including any disclosed relationship or service that may impact the objectivity and independence of the outside auditor;
  •
  Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor;
  •
  Overseeing the adequacy of the Company's system of internal accounting controls, including obtaining from the outside auditors management letters or summaries on such internal accounting controls;
  •
  Overseeing the Company's procedures for preparing published annual statements and management commentaries;
  •
  Overseeing and reviewing the Audit Committee activities of its operating subsidiaries;
  •
  Overseeing the Company's compliance with SEC requirements for disclosure of auditor's services and Audit Committee members and activities; and
  •
  Ensuring that the Company makes any appropriate certifications required by the NASD.

    Management shall provide to the Audit Committee all information and documents requested by the committee.

    In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it.

    Finally, the Audit Committee will ensure that the outside auditors understand both:

1.
Their ultimate accountability to the Board and to the Audit Committee, as representatives of the Company's stockholders, and
2.
The Board's and the Audit Committee's ultimate authority and responsibility to select, evaluate and, where appropriate in the exercise of their business judgment, replace the Company's outside auditors (or to nominate the outside auditor to be proposed for stockholder approval in any proxy statement).
4.
MEETINGS

    The Audit Committee will meet separately with the President and Chief Executive Officer and separately with the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the Company's outside auditors upon the completion of the annual audit (which meeting may be held without the presence of management), and at such other times as it deems appropriate, to review the outside auditors' examination and management report.

5.
REPORTS

    The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will prepare and sign a report for inclusion in the Company's proxy statement for its annual meeting of stockholders.

A–3

APPENDIX B

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION
OF
LIFE FINANCIAL CORP.

The undersigned hereby certifies that:

    1.  He is the duly elected and acting President, Chief Executive Officer and Chief Operating Officer of Life Financial Corp., a Delaware corporation (the "Corporation").

    2.  The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of Delaware on December 6, 1996.

    3.  Pursuant to Section 242 of the General Corporation Law of the State of Delaware, this Certificate of Amendment of Certificate of Incorporation amends Paragraph A. to Article FOURTH of the Corporation's Certificate of Incorporation to read in its entirety as follows:

    "A. Effective upon amendment of this Article FOURTH, each  outstanding shares of Common Stock is combined and reconstituted into one share of Common Stock. No fractional shares or scrip shall be issued upon the combination and reconstitution of the Common Stock. In lieu of any fractional shares resulting from the combination and reconstitution to which such holder would otherwise be entitled, the Corporation shall pay such holder the cash value of such fractional shares as determined by the Corporation's Board of Directors. The total number of shares of all classes of stock which the Corporation shall have authority to issue is thirty million (30,000,000) consisting of:

    1.
    Five million (5,000,000) shares of Preferred Stock, par value one cent ($.01) per share (the "Preferred Stock"); and

    2.
    Twenty-five million (25,000,000) shares of Common Stock, par value one cent ($.01) per share (the "Common Stock")."

    4.  The foregoing Certificate of Amendment has been duly adopted by the Corporation's Board of Directors and stockholders in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

    Executed at Riverside County, California, on                    .

Steven R. Gardner, President, CEO and COO Life Financial Corp.

B–1

REVOCABLE PROXY
LIFE FINANCIAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

June 7, 2001
9:00 a.m. Pacific Time

    The undersigned hereby appoints the official proxy committee of the Board of Directors of LIFE Financial Corporation (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on June 7, 2001 at 9:00 a.m. Pacific Time, at the Arrowhead Country Club, 3433 Parkside Drive, San Bernadino, California, and at any and all adjournments thereof, as indicated on the back of this proxy.

    This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

    The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated May 7, 2001 and of the Annual Report to Stockholders.

(Continued on the other side—important to mark, date and sign on the other side)

^ FOLD AND DETACH HERE ^

Please mark your votes as indicated in this example	/x/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

						FOR	AGAINST	ABSTAIN
1.	The election as directors of the nominees listed (except as marked to the contrary below).			2.	The authorization of the Board of Directors to effect a reverse stock split as set forth in the proxy statement.	/ /	/ /	/ /
		FOR	WITHHELD
	01 Milton C. Johnson 02 Edgar C. Keller 03 Kent G. Snyder	/ /	/ /	3.	The ratification of the appointment of Grant Thornton LLP as independent auditors of the company for the fiscal year ending December 31, 2001.	/ /	/ /	/ /
					I will be attending the Annual Meeting in San Bernardino, California			/ /
Withheld for the nominees you list below: (Write that nominee's name in the space provided below.)

Signature of Stockholder(s)	Dated:
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly each holder may sign but only one signature is required.

^ FOLD AND DETACH HERE ^

VOTE BY TELEPHONE
QUICK *** EASY *** IMMEDIATE

VOTE BY PHONE: For U.S. Shareholders only, call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day, 7 days a week.

There is NO CHARGE to you for this call. Have your proxy card in hand.
You will be asked to enter a Control Number
which is located in the box in the lower right hand corner of this form.

OPTION 1:  To vote as the Board of Directors recommends on ALL proposals, Press 1.

When asked, please confirm by pressing 1

OPTION 2:  If you choose to vote on each proposal separately, Press 0. You will hear these instructions:

Proposal 1, Director Election Proposal:	To vote FOR ALL nominees, Press 1. To WITHHOLD FOR ALL nominees, Press 9. To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.
Proposals 2 & 3:	To vote FOR, Press 1; AGAINST, Press 9; ABSTAIN, Press 0

When asked, please confirm by Pressing 1

OR

VOTE BY PROXY CARD: mark, sign and date your proxy card and return it promptly in the enclosed envelope.
 NOTE: If you vote by telephone, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.

THANK YOU FOR VOTING

QuickLinks

PROPOSAL 1. ELECTION OF DIRECTORS
Compensation Committee of the Company
Personnel/Compensation Committee of the Bank
Life Financial Corporation Total Return Performance
Comparative Total Returns Life Financial Corporation, Nasdaq Stock Market (US Companies) Index and Nasdaq Financial Stocks Index (Quarterly Performance Results Through 12/29/00)
PROPOSAL 2. REVERSE STOCK SPLIT
PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
ADDITIONAL INFORMATION
APPENDIX A
LIFE FINANCIAL CORP. AUDIT COMMITTEE CHARTER Approved October 19, 2000
Table of Contents
APPENDIX B
CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF LIFE FINANCIAL CORP.